UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 14, 2010
MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-50056	05-0527861
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

4200 STONE ROAD
KILGORE, TEXAS	75662
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (903) 983-6200
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
Fifth Amendment to Credit Agreement
     On January 14, 2010, Martin Midstream Partners L.P. (the “Partnership”) entered into a Fifth Amendment (the “Fifth Amendment”) to the Second Amended and Restated Credit Agreement (the “Credit Agreement”), among Martin Operating Partnership L.P., a wholly-owned subsidiary of the Partnership, as borrower, the Partnership, as a guarantor, certain subsidiaries of the Partnership, as guarantors, the financial institutions parties thereto, as lenders, and Royal Bank of Canada, as administrative agent and collateral agent. The Fifth Amendment modified the Credit Agreement to, among other things, (1) permit the Partnership to invest up to $25,000,000 in its joint ventures and (2) limit the Partnership’s ability to make capital expenditures, all as more fully described in the Fifth Amendment.
     All other material terms remain the same as disclosed in the Partnership’s filings with the Securities and Exchange Commission. The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such Fifth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.
     On January 19, 2010, the Partnership issued a press release announcing the Fifth Amendment and the completion of the purchase of certain East Texas natural gas gathering and processing assets through Waskom Gas Processing Company, a joint venture in which the Partnership participates. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 is deemed to be “furnished” and not deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and not deemed to be “filed” for purposes of the Exchange Act.
     (d) Exhibits

EXHIBIT
NUMBER		DESCRIPTION

10.1	—	Fifth Amendment to Second Amended and Restated Credit Agreement, dated as of January 14, 2010, among Martin Operating Partnership L.P., Martin Midstream Partners L.P., Martin Operating GP LLC, Prism Gas Systems I, L.P., Prism Gas Systems GP,

EXHIBIT
NUMBER		DESCRIPTION

L.L.C., Prism Gulf Coast Systems, L.L.C., McLeod Gas Gathering and Processing Company, L.L.C., Woodlawn Pipeline Co., Inc., the financial institutions parties thereto, as lenders, and Royal Bank of Canada, as administrative agent and collateral agent.

99.1	—	Press release dated January 19, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.

	By:	Martin Midstream GP LLC, Its General Partner

Date: January 19, 2010	By:	/s/ Robert D. Bondurant Robert D. Bondurant,
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

10.1	—	Fifth Amendment to Second Amended and Restated Credit Agreement, dated as of January 14, 2010, among Martin Operating Partnership L.P., Martin Midstream Partners L.P., Martin Operating GP LLC, Prism Gas Systems I, L.P., Prism Gas Systems GP, L.L.C., Prism Gulf Coast Systems, L.L.C., McLeod Gas Gathering and Processing Company, L.L.C., Woodlawn Pipeline Co., Inc., the financial institutions parties thereto, as lenders, and Royal Bank of Canada, as administrative agent and collateral agent.

99.1	—	Press release dated January 19, 2010.

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